UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2017

Juno Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36781 (Commission File Number)	46-3656275 (IRS Employer Identification No.)
400 Dexter Avenue North, Suite 1200
Seattle, Washington 98109
(Address of principal executive offices, including zip code)
(206) 582-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 20, 2017, the Board of Directors (the "Board") of Juno Therapeutics, Inc. (“Juno”), upon recommendation of the Compensation Committee of the Board, granted a restricted stock award for 35,893 shares to each of our executive officers, Hans E. Bishop, Sunil Agarwal, Robert Azelby, Bernard J. Cassidy, and Steven D. Harr, under the Company's 2014 Equity Incentive Plan. The restricted stock awards will become eligible to vest based on the achievement of certain performance goals as follows, subject to the executive remaining a service provider to Juno on the applicable vesting date:

•
Up to 21,535 shares will become eligible to vest based on the first approval by the U.S. Food & Drug Administration (the "FDA") of JCAR017 in any indication within certain designated timeframes (the "JCAR017 Milestone").

◦	50% of the shares that become eligible to vest upon the achievement of the JCAR017 Milestone will vest immediately upon such achievement.

◦	The remaining 50% of shares that become eligible to vest upon the achievement of the JCAR017 Milestone will vest on the one year anniversary of the date of such achievement.

•	Up to 14,358 shares will vest based upon the first approval by the FDA of JCARH125 in any indication within certain designated timeframes.
The foregoing description of the restricted stock awards is not complete and is qualified in its entirety by reference to the full text of the form of restricted stock agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and the 2014 Equity Incentive Plan, which was filed as Exhibit 10.22 to Juno's Registration Statement of Form S-1/A on December 9, 2014, both of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance Restricted Stock Agreement under the 2014 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Juno Therapeutics, Inc.

By:	/s/ Hans E. Bishop Hans E. Bishop
President & Chief Executive Officer
Date: October 20, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Restricted Stock Agreement under the 2014 Equity Incentive Plan